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                                                                    Exhibit 32.1

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K of OpenTV Corp. for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers of OpenTV Corp. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

     (1) the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of OpenTV Corp.

Date:  March 15, 2004
                                                      /s/ James J. Ackerman
                                                      --------------------------
                                                      James J. Ackerman
                                                      Chief Executive Officer



Date:  March 15, 2004
                                                      /s/ Richard Hornstein
                                                      --------------------------
                                                      Richard Hornstein
                                                      Chief Financial Officer